UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2023

TKB Critical Technologies 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd, Suite 600

El Segundo, CA 90245

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 426-2055

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market, LLC
Class A ordinary shares, par value $0.0001 per share	USCT	The Nasdaq Stock Market, LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2023, TKB Critical Technologies 1, a Cayman islands exempted company (the “Company”), TKB Sponsor I, LLC (“Sponsor”), each independent director of the Company (the “Directors”), and affiliates of Roth Capital Partners and Craig-Hallum Capital Group llc (the “Buyers”) entered into a Securities Transfer Agreement (the “Agreement”) pursuant to which Sponsor and the Directors have agreed to sell to Buyers, and Buyers have agreed to purchase from Sponsor and the Directors, an aggregate of 4,312,500 ordinary shares consisting of 4,237,500 Class A ordinary shares and 75,000 Class B ordinary shares and 8,062,500 private placement warrants (together, the “Transferred Securities”) for an aggregate purchase price (the “Purchase Price”) of $1.00 (the “Transaction”).

Pursuant to the Agreement, among other things:

•	on the closing date of the Transaction (the “Closing Date”), Buyers will contribute $31,000 to Sponsor to be used to pay certain outstanding invoices, loans, accounts payable, accrued expenses and other liabilities of the Company;

•	on the closing date of the Company’s initial business combination, Buyers will cause the Company to use $300,000 to pay certain liabilities;

•	conditioned on the approval by the Company’s shareholders of the Extension (as defined below), Buyers will contribute to the Company as a loan the lesser of (i) $60,000 and (ii) an aggregate amount equal to $0.03 multiplied by the number of public shares of the Company that are not redeemed in connection with the shareholder vote to approve the Extension, for each month of the Extension elected by Buyers;

•	prior to the Closing Date, the Directors will convert the portion of the Class B ordinary shares to be retained by them following the transfer of the Transferred Securities into Class A ordinary shares of the Company on a one-for-one basis (the “Class B Conversion”);

•	effective on the Closing Date, Philippe Tartavull, Greg Klein and Angela Blatteis will resign from their roles as officers and directors of the Company and the Company will appoint the individuals designated by Buyers as officers and directors;

•	upon the expiration of certain waiting periods contemplated by the Agreement, the incumbent independent directors of the Company will resign and be replaced by individuals designated by Buyers.

Following the closing of the Transaction, Sponsor will have certain continuing rights, including a right of first refusal to repurchase the Transferred Securities in certain circumstances as set forth in the Agreement and the right to invest up to 25% of certain financings.

The closing of the Transaction is conditioned upon, among other things, (i) the termination of the Business Combination Agreement (as defined below) and the complete release of actual or potential claims or liabilities thereunder, (ii) continued listing of the Company’s Class A ordinary shares on Nasdaq, (iii) the waiver by the underwriters of the Company’s initial public offering of their rights to deferred underwriting compensation pursuant to the Underwriting Agreement dated as of October 26, 2021, between the Company and Jefferies LLC as representative of the underwriters named therein, and (iv) the occurrence of the Class B Conversion.

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The Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Agreement were made solely for the benefit of the other parties to the Agreement, and investors are not third-party beneficiaries of the Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Agreement or such other date as is specified in the Agreement, and (iii) may have been included in the Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement, which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously announced, on January 10, 2023, the Company entered into a business combination agreement (as amended on March 27, 2023, the “Business Combination Agreement”) with Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), and Green Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Wejo (“Merger Sub 1”) and upon execution of a joinder to the Business Combination Agreement, each of Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned subsidiary of Wejo (“Holdco”), and Wejo Acquisition Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned Subsidiary of Holdco (“Merger Sub 2”).

On June 25, 2023, the Company, Wejo, Holdco, Merger Sub 1 and Merger Sub 2 entered into that certain Mutual Termination Agreement (“Termination Agreement”) pursuant to which the parties mutually agreed to terminate the Business Combination Agreement pursuant to Section 7.1(a) thereof. The Termination Agreement also includes mutual releases of the parties. No party will be required to pay a termination fee as a result of the mutual decision to enter into the Termination Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The termination of the Business Combination Agreement also terminates the Voting Agreement, dated as of January 10, 2023 (“Wejo Voting Agreement”) between the Company and certain shareholders of Wejo and the Voting Agreement, dated as of January 10, 2023 (the “Sponsor Voting Agreement”) between the Company, Sponsor and Directors, pursuant to the terms of the Wejo Voting Agreement and Sponsor Voting Agreement, respectively.

Item 7.01 Regulation FD Disclosure.

On June 26, 2023, the Company issued a press release announcing that it had filed the Proxy Supplement (as defined below) in connection with the extraordinary general meeting (“Meeting”) scheduled to be held on June 26, 2023, to seek shareholder approval of an amendment to the Company’s amended and restated memorandum and articles of association to extend the period of time in which the Company must complete an initial business combination (the “Extension”), among other things. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

On June 26, 2023, the Company filed a supplement (the “Proxy Supplement”) to its proxy statement dated June 15, 2023 (the “Extension Proxy Statement”). The Proxy Supplement announces (i) that the Company plans to open the Meeting as scheduled on June 26, 2023, at 11:30 a.m. Eastern Time, subject to the consent of the shareholders of the Company constituting a quorum as set out in the Company's amended and restated articles of association, and then immediately adjourn the Meeting to June 28, 2023 at 11:30 a.m. Eastern Time; and (ii) that because the Company intends to adjourn the Meeting to June 28, 2023, the redemption deadline will be extended to 5:00 p.m. on June 26, 2023.

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Shareholders who have previously submitted shares for redemption or who have voted by proxy do not need to do anything prior to the Meeting unless they change their decision as to redemption or voting.

The foregoing description of the Proxy Supplement is not complete and is qualified in its entirety by reference to the text of such document, which was filed with the Securities and Exchange Commission on June 26, 2023, and is incorporated herein by reference.

Additional Information and Where to Find It

The Company filed the Extension Proxy Statement to be used to seek shareholder approval of the Extension, among other things. The Company mailed the Extension Proxy Statement to its shareholders of record as of June 9, 2023 on or about June 15, 2023. The Company filed the Proxy Supplement to the Extension Proxy Statement on June 26, 2023. Investors and security holders of the Company are advised to read the Extension Proxy Statement, the Proxy Supplement and any other amendments or supplements thereto, because these documents contain or will contain important information about the Extension and the Company. Shareholders will also be able to obtain copies of the Extension Proxy Statement and the Proxy Supplement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: TKB Critical Technologies 1, 400 Continental Blvd, Suite 600, El Segundo, CA 90245.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended (the “Annual Report”), the Extension Proxy Statement, and the Proxy Supplement. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and the exhibits hereto are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K and such exhibits, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1†	Securities Transfer Agreement, dated June 25, 2023.
10.2	Termination Agreement, dated June 25, 2023.
99.1	Press release dated June 26, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

†	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKB Critical Technologies 1

	By:	/s/ Angela Blatteis
		Name:	Angela Blatteis
		Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: June 26, 2023

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